CASTLE ENERGY CORPORATION
                           One Radnor Corporate Center
                                Radnor, PA 19087

                                                              September 29, 1995

William S. Sudhaus
CORE Refining Corporation
606 Pugh Road
Strafford, PA   19087

         Re: Stock and Asset Purchase Agreement
             -----------------------------------
Dear Bill:

         This will confirm our agreement, pursuant to Section 13.1(a) of the Stock and Asset Purchase Agreement, dated as of May 25, 1995, as amended (the "Purchase Agreement"), among Castle Energy Corporation, a Delaware corporation, certain of Castle's subsidiaries, and CORE Refining Corporation, a Delaware corporation, that the Purchase Agreement is hereby terminated, effective immediately. This letter shall not affect any provisions of the Purchase Agreement which by the terms of the Purchase Agreement survive termination.

                                          Sincerely,

                                          CASTLE ENERGY CORPORATION

                                          By: /s/ JOSEPH L. CASTLE II
                                              -------------------------------
                                                  Joseph L. Castle II

AGREED:
September 29, 1995

CORE REFINING CORPORATION

By: /s/ WILLIAM S. SUDHAUS
    ------------------------
        William S. Sudhaus